Exhibit 3.1

ARTISAN ACQUISITION CORP.

(the Company)

WRITTEN RESOLUTIONS OF ALL OF THE MEMBERS OF THE COMPANY

The undersigned, being all of the Members of the Company having the right to receive notice of, attend and vote at a general meeting of the Company, hereby resolve the following resolutions as special and ordinary resolutions, respectively:

1.	AMENDING AND RESTATING THE MEMORANDUM AND ARTICLES OF ASSOCIATION

RESOLVED as a special resolution that the existing memorandum and articles of association of the Company be and are hereby replaced in their entirety with the new amended and restated memorandum and articles of association, a copy of which is annexed hereto (the

Amended and Restated Memorandum and Articles).

2.	GENERAL

RESOLVED as an ordinary resolution that the registered office services provider of the Company be and is hereby instructed, authorised and directed to file the Amended and Restated Memorandum and Articles and these resolutions with the Registrar of Companies in the Cayman Islands forthwith.

This document may be executed in counterparts and the effective date of the resolutions is the date when the last Member to sign the resolution signs and dates it.

[Signature page follows]

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

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Signature Page to Unanimous Written Resolutions of the Shareholders of Artisan Acquisition Corp.

Adoption of Amended and Restated Memorandum and Articles of Association

Name :	Cheng Yin Pan
Title :	Manager
Date :	13 May 2021

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

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Signature Page to Unanimous Written Resolutions of the Shareholders of Artisan Acquisition Corp.

Adoption of Amended and Restated Memorandum and Articles of Association

Name :	Li, Ho Kei
Title :	Director
Date :	9 April 2021

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

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Signature Page to Unanimous Written Resolutions of the Shareholders of Artisan Acquisition Corp.

Adoption of Amended and Restated Memorandum and Articles of Association

Name :	JON ROBERT LEWIS
Title :	Director
Date :	13 May 2021

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

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Signature Page to Unanimous Written Resolutions of the Shareholders of Artisan Acquisition Corp.

Adoption of Amended and Restated Memorandum and Articles of Association

Willam Keller

Date :	13 May, 2021

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

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Signature Page to Unanimous Written Resolutions of the Shareholders of Artisan Acquisition Corp.

Adoption of Amended and Restated Memorandum and Articles of Association

Mitch Garber

Date :	13 May, 2021

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

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Signature Page to Unanimous Written Resolutions of the Shareholders of Artisan Acquisition Corp.

Adoption of Amended and Restated Memorandum and Articles of Association

Fan Yu

Date :	13 May, 2021

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

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Signature Page to Unanimous Written Resolutions of the Shareholders of Artisan Acquisition Corp.

Adoption of Amended and Restated Memorandum and Articles of Association

Sean O’ Neill

Date :	13 May, 2021

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

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Annex

Amended and Restated Memorandum and Articles of Association

Filed: 14-May-2021 08:00 EST
Auth Code: K07415474556

www.verify.gov.ky File#: 371047